UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           DELAWARE
(State or other jurisdiction of          0-18121                 36-3664868
        Incorporation)           (Commission File Number)     (I.R.S. Employer
                                                             Identification No.)
55TH STREET & HOLMES AVENUE
   CLARENDON HILLS, ILLINOIS                                      60514
(Address of principal executive                                 (Zip Code)
           offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

Item 9.  Regulation FD Disclosure
         ------------------------

         On August 15, 2002, MAF Bancorp, Inc. ("MAF") issued the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MAF BANCORP, INC.


                                  By:  /s/ Jerry A. Weberling
                                       -----------------------------------------
                                       Jerry A. Weberling
                                       Executive Vice President and
                                         Chief Financial Officer

Date:  August 15, 2002

                                INDEX TO EXHIBITS
                                -----------------

Exhibits
--------

Exhibit 99.1 Press Release dated August 15, 2002.